                       FIRST PUBLIC SAVINGS BANK, F.S.B.

                    ELECTION FORM AND LETTER OF TRANSMITTAL

     TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, STATED VALUE $1.00, OF FIRST PUBLIC SAVINGS BANK, F.S.B. ("FIRST PUBLIC") ("FIRST PUBLIC STOCK" OR "FIRST PUBLIC SHARES") WHEN SUBMITTED PURSUANT TO AN ELECTION WHICH MAY BE MADE BY EACH RECORD HOLDER OF FIRST PUBLIC STOCK TO EITHER RECEIVE STOCK CONSIDERATION OR CASH CONSIDERATION FROM CATHAY BANCORP, INC. ("BANCORP") IN CONNECTION WITH THE PROPOSED MERGER OF FIRST PUBLIC WITH AND INTO CATHAY BANK OR TO MAKE NO ELECTION.

     PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS ELECTION FORM AND LETTER OF TRANSMITTAL CAREFULLY BEFORE THIS ELECTION FORM AND LETTER OF TRANSMITTAL ARE COMPLETED. THIS ELECTION FORM AND LETTER OF TRANSMITTAL IS FIRST BEING MAILED ON OCTOBER 15, 1996.

     5:00 P.M., LOS ANGELES TIME, ON NOVEMBER 8, 1996 IS THE ELECTION DEADLINE BY WHICH DATE A COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR FIRST PUBLIC STOCK CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT IN ORDER FOR ANY ELECTION CONTAINED HEREIN TO BE CONSIDERED.

     Nominee record holders, which include a nominee, trustee or any other person that holds shares of First Public Stock in any capacity whatsoever on behalf of another person or entity ("Nominees"), are directed to Instruction 14 and, if submitting more than one election, must complete Box A below. Each record holder, unless such record holder is a Nominee, should indicate such holder's election in the boxes immediately under "ELECTIONS" below.

     Bancorp will regard any record holder of First Public Stock who has delivered a written demand for appraisal and who subsequently delivers an Election Form and Letter of Transmittal to the Exchange Agent as having withdrawn such demand for appraisal.

     The tax consequences to each holder of First Public Stock ("First Public Stockholder or First Public Stockholders") will vary depending upon, among other things, whether a stock election or cash election is made. For information as to the federal income tax consequences of receiving shares of Bancorp Common Stock or cash in exchange for your shares of First Public Stock, see "THE
MERGER -- Certain Federal Income Tax Consequences" in the Proxy Statement-Prospectus dated October 14, 1996 (the "Proxy Statement-Prospectus") delivered herewith. You are urged, in addition, to consult with your tax advisor.

IF YOUR STOCK CERTIFICATE(S) HAS BEEN EITHER LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), CONTACT MARINA WANG AT FIRST PUBLIC (213-346-0888) IMMEDIATELY TO RECEIVE INSTRUCTIONS REGARDING REPLACEMENT. SEE INSTRUCTION 13 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE ELECTION FORM AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR STOCK CERTIFICATES HERETO. CERTIFICATES REPRESENTING SHARES OF FIRST PUBLIC HELD BY YOU WHICH WERE NOT SURRENDERED PURSUANT TO THE 1991 20 FOR 1 STOCK SPLIT MUST BE ATTACHED HERETO BUT SHALL THEN BE ADJUSTED INTO THE CORRESPONDING NUMBER OF FIRST PUBLIC SHARES AFTER GIVING EFFECT TO THE 20 FOR 1 STOCK SPLIT.

To American Stock Transfer & Trust Company:

     In connection with the merger (the "Merger") of First Public with and into Cathay Bank and pursuant to the Agreement and Plan of Merger dated as of May 30, 1996 by and between Bancorp, Cathay Bank and First Public (the "Agreement"), the undersigned hereby makes the election or elections set forth herein and surrenders to you for cancellation, as exchange agent (the "Exchange Agent"), certificates representing all of the undersigned's shares of First Public Stock listed below in exchange for the right to receive the Per Share Cash Consideration or the Per Share Stock Consideration as provided in the Agreement. The Per Share Cash Consideration shall be equal to the quotient of (i) Total Cash Consideration divided by (ii) the sum of the total number of shares of First Public Stock to be converted to the right to receive cash as determined under the limitations and allocation procedures in the Agreement. The Per Share Stock Consideration shall be equal to the quotient of (i) Total Stock Consideration divided by (ii) the sum of the total number of shares of First Public Stock to be converted to the right to receive Bancorp Common Stock as determined under the limitations and the allocation procedures in the Agreement.

     The Total Consideration Value to be received by the First Public Stockholders, excluding Dissenting Shares, shall be determined as set forth below:

          (i) If the Calculation Date Bancorp Stock Price is at least $14.00 but not greater than $20.00, the Total Cash Consideration shall be equal to $15,484,000 and the Total Stock Consideration shall be equal to the quotient of (a) $16,116,000 divided by (b) the Calculation Date Bancorp Stock Price. The Total Consideration Value shall be equal to $31,600,000.

          (ii) If the Calculation Date Bancorp Stock Price is less than $14.00, the Total Consideration Value shall be equal to the sum of (a) $15,484,000 plus (b) the Calculation Date Bancorp Stock Price multiplied by 1,151,143. The Total Cash Consideration shall be equal to 49 percent of the Total Consideration Value. The Total Stock Consideration shall be equal to the quotient of (x) 51 percent of the Total Consideration Value divided by (y) the Calculation Date Bancorp Stock Price.

          (iii) If the Calculation Date Bancorp Stock Price is greater than $20.00 but not greater than $23.00, the Total Consideration Value shall be equal to the sum of (a) $15,484,000 plus (b) the Calculation Date Bancorp Stock Price multiplied by 805,800. The Total Cash Consideration shall be equal to 49 percent of the Total Consideration Value. The Total Stock Consideration shall be equal to the quotient of (x) 51 percent of the Total Consideration Value divided by (y) the Calculation Date Bancorp Stock Price.

          (iv) If the Calculation Date Bancorp Stock Price is greater than $23.00, the Total Consideration Value shall be equal to $34,017,000. The Total Cash Consideration shall be equal to $16,668,330 and the Total Stock Consideration shall be equal to the quotient of (x) $17,348,670 divided by
     (y) the Calculation Date Bancorp Stock Price.

In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of the Stock Consideration in connection with the Merger. As used herein, the term "Total Consideration" refers to the Stock Consideration, the Cash Consideration and any cash payable in lieu of fractional shares to which each First Public Stockholder is entitled pursuant to this Election Form and Letter of Transmittal.

     The undersigned understands that the election referred to above is subject to certain terms, conditions, limitations and the election and allocation procedures set forth in the Agreement, the Instructions on the reverse side hereof and the Proxy Statement-Prospectus. Among other conditions, the Agreement and the Merger must be approved at a Special Meeting of Shareholders of First Public. Furthermore, if the Calculation Date Bancorp Stock Price is less than $11.00, the Board of Directors of First Public shall have the option to either terminate the Agreement or to consummate the Merger. The Agreement is included as Annex 1 to the Proxy Statement-Prospectus. Extra copies of this Election Form and Letter of Transmittal and the Proxy Statement-Prospectus may be requested from American Stock Transfer & Trust Company, as Exchange Agent, at the addresses or phone number shown below. The filing of this Election Form and Letter of Transmittal is acknowledgment of the receipt of the Proxy Statement-Prospectus.

     The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the effective date of the Merger, the registered holder of the First Public Shares, with good title to the above-described First Public Shares and full power and authority to sell, assign and transfer the First Public Shares represented by the enclosed certificates, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such First Public Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Agreement and the Instructions on the reverse side hereof. All authority conferred or agreed to be conferred in this Election Form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                                   ELECTIONS

     Check the appropriate box below to make one of the following elections: (i) to have each of your shares of First Public Stock converted into the right to receive a number of shares of common stock of Bancorp, par value $0.01 per share ("Bancorp Common Stock"), equal to the quotient of (a) Total Stock Consideration divided by (b) the sum of the total number of shares of First Public Stock to be converted to the right to receive Bancorp Stock as determined under the limitations and the allocation procedures in the Agreement (a "Stock Election"), OR (ii) to have each of your shares of First Public Stock converted into the right to receive an amount in cash without interest equal to the quotient of (a) Total Cash Consideration divided by (b) the sum of the total number of shares of First Public Stock to be converted to the right to receive cash as determined under the limitations and allocation procedures in the Agreement (a "Cash Election"), OR (iii) to indicate no election.

     Additionally, if you elect either the "Stock Election" or the "Cash Election," you may further elect below to be subject to "Proration Allocation," as described in the Proxy Statement-Prospectus in the event the Stock Elections are either more than or less than the Total Stock Consideration. If the elections result in an oversubscription of either the Stock Consideration or the Cash Consideration, the procedures for allocating Bancorp Common Stock and cash set forth in the Agreement and described in the Proxy Statement-Prospectus will be followed by the Exchange Agent. Although a First Public Stockholder may only elect to receive all cash or all Bancorp Common Stock for all such holder's First Public Shares (or may make no election), because the aggregate number of shares of Bancorp Common Stock and the aggregate amount of cash to be exchanged in the Merger will be fixed under the formula any by the allocation procedures in the Agreement, no assurance can be given that an election by any given First Public Stockholder will be honored. Thus, holders may not receive their requested form of consideration and, in some cases, may receive both cash and Bancorp Common Stock. See "THE MERGER -- Election and Allocation Procedures" in the Proxy Statement-Prospectus and Instruction 3 hereto.

TO BE COMPLETED BY ALL       CHECK ONLY ONE BOX:
HOLDERS EXCEPT NOMINEES
HOLDING SHARES ON            / / STOCK ELECTION
BEHALF OF MORE THAN ONE      / / CASH ELECTION
PERSON OR ENTITY. SUCH       / / NO ELECTION
NOMINEES MUST USE BOX A
BELOW TO MAKE VALID
ELECTIONS.

AN ADDITIONAL PRORATION      CHECK ONLY ONE BOX:
ALLOCATION ELECTION MAY      PRORATION ALLOCATION
BE MADE IF YOU CHECKED
STOCK ELECTION OR CASH       / / YES
ELECTION                     / / NO

     AMERICAN STOCK TRANSFER & TRUST COMPANY, ACTING AS EXCHANGE AGENT, RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NO ELECTION" BOX AND/OR THAT YOU HAVE NOT ELECTED TO BE SUBJECT TO THE PRORATION ALLOCATION IF:

     A.  NO CHOICE IS INDICATED IN THE RESPECTIVE BOX ABOVE;

     B. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM (INCLUDING SUBMISSION OF YOUR FIRST PUBLIC STOCK CERTIFICATES) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

     C. A COMPLETED ELECTION FORM (INCLUDING SUBMISSION OF YOUR FIRST PUBLIC STOCK CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

     The Calculation Date Bancorp Stock Price shall be the quotient of (i) the sum of each of the high and low sales prices of Bancorp Common Stock as reported in The Wall Street Journal as Nasdaq National Market System transactions on each of the twenty (20) days on which Bancorp Common Stock was traded immediately before the date which is five (5) business days before the Closing Date divided by (ii) 40. The Calculation Date Bancorp Stock Price will not be determined as of the Election Deadline.

     Prior to the Election Deadline (specified in Instruction 1 hereto), this Election Form and Letter of Transmittal should be (i) completed and signed in the space provided below and on the Substitute Form W-9 or the Substitute Form W-8 and (ii) mailed or delivered with your certificates representing shares of First Public Stock to the Exchange Agent at either of the following addresses:

           By Mail:                 For Information Call:       By Hand/Overnight Courier:
   American Stock Transfer &           (800) 937-5449            American Stock Transfer &
         Trust Company                                                 Trust Company
        40 Wall Street                                               6201 15th Avenue
      New York, NY 10005                                            Brooklyn, NY 11219

     The method of delivery of the certificates representing the First Public Shares and all other required documents is at the election and risk of the owner; however, if the stock certificates are sent by mail, it is recommended that they be sent by certified mail, appropriately insured, with return receipt requested.

 ------------------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF SHARES OF FIRST PUBLIC STOCK ENCLOSED
------------------------------------------------------------------------------------------------------------------
          NAME AND ADDRESS OF REGISTERED HOLDER(S)                          CERTIFICATE(S) ENCLOSED
              (PLEASE COMPLETE EXACTLY AS NAME                               (PLEASE LIST BELOW --
                 APPEARS ON CERTIFICATE(S))                           ATTACH ADDITIONAL LIST IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------
                                                                    CERTIFICATE                  NUMBER OF
                                                                     NUMBER(S)                     SHARES
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                            TOTAL NUMBER OF SHARES:
 ------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 BOX A: TO BE COMPLETED ONLY BY NOMINEES SUBMITTING MULTIPLE ELECTIONS.
 FOR SUCH PURPOSES, A NOMINEE INCLUDES A NOMINEE, TRUSTEE OR ANY
 OTHER PERSON THAT HOLDS SHARES OF FIRST PUBLIC STOCK IN ANY CAPACITY
 WHATSOEVER ON BEHALF OF MORE THAN ONE PERSON OR ENTITY.
 IF THIS BOX A IS COMPLETED, THE UNDERSIGNED, ACTING FOR ITSELF AND AS NOMINEE, TRUSTEE OR
 IN ANOTHER REPRESENTATIVE CAPACITY ON BEHALF OF ANOTHER PERSON OR ENTITY, HEREBY SUBMITS THE FOLLOWING
 ELECTIONS AND ATTACHES SHARE CERTIFICATES FOR ALL SHARES HELD OF RECORD BY THE UNDERSIGNED (ATTACH
 ADDITIONAL SHEETS IF NECESSARY).
------------------------------------------------------------------------------------------------------------------

                                                                  CHECK ONLY ONE ELECTION FOR EACH PERSON/ENTITY. CHECK YES
                                                                      OR NO FOR PRORATION ALLOCATION ONLY IF YOU CHECK
                                                                              CASH ELECTION OR STOCK ELECTION.

                                                                                                                PRORATION
  NUMBER OF       PERSONS OR ENTITY AND TOTAL NUMBER OF FIRST                                                   ALLOCATION
 ELECTIONS(S)          PUBLIC SHARES SUBJECT TO ELECTION         CASH ELECTION   STOCK ELECTION   NO ELECTION   YES    NO
------------------------------------------------------------------------------------------------------------------
       1
          ------------------------------------------------------------------------------------------------------------------
       2
          ------------------------------------------------------------------------------------------------------------------
       3
          ------------------------------------------------------------------------------------------------------------------
       4
          ------------------------------------------------------------------------------------------------------------------
       5
          ------------------------------------------------------------------------------------------------------------------
       6
          ------------------------------------------------------------------------------------------------------------------
       7
          ------------------------------------------------------------------------------------------------------------------

     Unless otherwise indicated below under "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS," in exchange for the enclosed certificates, the undersigned requests delivery of the Total Consideration. Similarly, unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS," the undersigned requests that the Total Consideration be mailed to the undersigned at the address shown above. In the event that both the "SPECIAL DELIVERY INSTRUCTIONS" and the "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS" are completed, please issue the Total Consideration, as the case may be, in the name of, and mail the Total Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to First Public Shares for which Special Delivery Instructions and/or Special Issuance and Payment Instructions have been given.

     In the event that the Agreement is terminated, the Exchange Agent will promptly return stock certificates representing shares of First Public Stock previously submitted with Election Forms and Letters of Transmittal. The Exchange Agent and Bancorp have agreed to use their commercially reasonable efforts to cooperate with First Public and First Public Stockholders to facilitate return of certificates representing shares of First Public Stock in the event of such termination, but return other than by registered mail will only be made at the expense, written direction and risk of First Public Stockholders, accompanied by a pre-paid, pre-addressed return courier envelope sent to the Exchange Agent.

                              SPECIAL ISSUANCE AND
                              PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 5 AND 10)

To be completed ONLY if the certificate representing the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be issued in the name of and mailed to someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9. IF ALL PERSONS NAMED QUALIFY AS EXEMPT FOREIGN PERSONS, ALL PERSONS NAMED MUST COMPLETE THE SUBSTITUTE FORM W-8. Attach additional completed copies of this page for multiple payment instructions.

     Issue the certificate representing the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares to:

Name
--------------------------------------------------------------------------------
                                            (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          (Include Zip Code)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 4 AND 10)

To be completed ONLY if the certificate representing the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, issued in the name of the undersigned is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

MAIL THE CERTIFICATE REPRESENTING THE STOCK CONSIDERATION OR THE CHECK REPRESENTING THE CASH CONSIDERATION OR CASH IN LIEU OF FRACTIONAL SHARES TO:

Name
--------------------------------------------------------------------------------
                                            (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          (Include Zip Code)

     The undersigned represents and warrants that the undersigned has full power and authority to transfer the First Public Shares surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Bancorp to be necessary and desirable to complete the transfer of the First Public Shares surrendered hereby.

Dated: ____________________, 1996

                                PLEASE SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) on the box headed "Description of Shares of First Public Stock Enclosed" or on a stock assignment authorizing transfer.

If signed by an attorney, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 8.)

Dated: ____________________, 1996

Name(s):

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
--------------------------------------

Area Code and
Telephone Number:
-----------------------------------------------------------------------------

THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS ELECTION FORM AND LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT.

                         PAYER'S NAME: [EXCHANGE AGENT]

-------------------------------------------------------------------------------------------------------------
SUBSTITUTE                              PART 1 -- PLEASE PROVIDE YOUR        -------------------------------
FORM W-9                                TAXPAYER IDENTIFICATION NUMBER       Social Security Number
(SEE INSTRUCTION 7)                     IN THE BOX AT RIGHT AND CERTIFY      -------------------------------
 PLEASE FILL IN YOUR NAME AND           BY SIGNING AND DATING BELOW. See     Employer Identification Number
 ADDRESS BELOW                          the endorsed "Guidelines for
                                        Certificates of Taxpayer Status"
                                        for instructions.
                                       -----------------------------------------------------------------------
 Name (if joint names, list first and   PART 2 -- CERTIFICATION -- UNDER
 circle the name of the person or       PENALTIES OF PERJURY, I CERTIFY      PART 3 -- Awaiting TIN / /
 entity whose name is entered in Part   THAT:
 1)
                                                                             ---------------------------------
---------------------------------       (1) The number shown on this
 Address (number and street)                form is my correct Taxpayer      PART 4 -- Exempt / /
                                            Identification Number (or I      ---------------------------------
                                            am waiting for a number to
                                            be issued to me) and
---------------------------------       (2) I am not subject to backup
 City, State and Zip Code                   withholding because (a) I am
                                            exempt from backup
                                            withholding or (b) I have
                                            not been notified by the
                                            Internal Revenue Service
                                            ("IRS") that I am subject to
                                            backup withholding as a
                                            result of a failure to
                                            report all interest or
                                            dividends, or (c) the IRS
                                            has notified me that I am no
                                            longer subject to backup
                                            withholding.
                                       ------------------------------------------------------------------
                                        CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part
DEPARTMENT OF THE TREASURY              2 above if you have been notified by the IRS that you are subject
INTERNAL REVENUE SERVICE                to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 above.
                                       ------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER            Signature _______________________ Date ____________________, 1996
IDENTIFICATION NUMBER (TIN)
---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS ELECTION FORM AND LETTER OF
      TRANSMITTAL INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER OF FIRST PUBLIC WITH AND INTO CATHAY BANK. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.

-------------------------------------------------------------------------, 1996
         Signature                                    Date

                         CERTIFICATE OF FOREIGN STATUS
                              SUBSTITUTE FORM W-8

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

     List the names and non-U.S. permanent addresses of all persons who are neither citizens or residents of the United States nor entities organized in the United States who are shown on the certificate(s) for First Public Shares. If at least one joint owner is a citizen or resident of the United States, do not complete this form. Instead, complete Substitute Form W-9 for the first joint owner having this status. (Also see the enclosed Guidelines for Certification of Taxpayer Status.)

Name of Owner
--------------------------------------------------------------------------------
Foreign Permanent Address
--------------------------------------------------------------------------------
City, Province or State, Postal Code and Country
                    ------------------------------------------------------------

Name of Owner
--------------------------------------------------------------------------------
Foreign Permanent Address
--------------------------------------------------------------------------------
City, Province or State, Postal Code and Country
                    ------------------------------------------------------------

Name of Owner
--------------------------------------------------------------------------------
Foreign Permanent Address
--------------------------------------------------------------------------------
City, Province or State, Postal Code and Country
                    ------------------------------------------------------------

     CERTIFICATION -- Under penalty of perjury, I (we) certify that I am an (we are) exempt foreign person(s) as set forth in the Guidelines for Certification of Taxpayer Status.

------------------------------------------------------     -----------------------------------
                      Signature                                           Date
------------------------------------------------------     -----------------------------------
                      Signature                                           Date
------------------------------------------------------     -----------------------------------
                      Signature                                           Date

                              SIGNATURE GUARANTEE
              (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 5)

The undersigned hereby guarantees the signature(s) which appear(s) on this Election Form and Letter of Transmittal:

--------------------------------------------------------------------------------
                  (Name of Firm Providing Signature Guarantee)
                                 (Please Print)

--------------------------------------------------------------------------------
                     (Authorized Signature/Medallion Stamp)

Dated: ____________________, 1996

                                  INSTRUCTIONS

     Until the certificates representing First Public Shares owned by such stockholders are received by the Exchange Agent at one of the addresses set forth on the front hereof, together with such documents as the Exchange Agent may require and until the same are processed for exchange by the Exchange Agent, First Public Stockholders will not receive (i) any certificates representing shares of the Stock Consideration or a check representing the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their certificates representing First Public Shares or (ii) any dividends payable on such shares of Bancorp Common Stock comprising the Stock Consideration. No interest will accrue on the Cash Consideration, the cash in lieu of fractional shares or such dividends. If your stock certificate(s) is lost, stolen or destroyed, please refer to Instruction 13 below.

     UNLESS THE SPECIAL CIRCUMSTANCES DESCRIBED BELOW IN INSTRUCTION 14 APPLY, A HOLDER OF FIRST PUBLIC STOCK MUST CHECK ONE BOX ON THE REVERSE HEREOF IMMEDIATELY UNDER THE CAPTION "ELECTION" TO MAKE AN EFFECTIVE ELECTION.

     You should understand that your election is subject to certain terms, conditions, limitations and the election and allocation procedures in the Agreement and that have been set out in the Proxy Statement-Prospectus and herein. The Agreement is included as Annex A to the Proxy Statement-Prospectus herein and any terms used in this Election Form and Letter of Transmittal shall have the same meanings as defined in the Agreement. Extra copies of the Proxy Statement-Prospectus may be requested from the Exchange Agent, at the addresses or phone number shown on the front of these Instructions. The filing of this Election Form and Letter of Transmittal is acknowledgment of the receipt of the Proxy Statement-Prospectus.

     1. Election Deadline. For any election contained herein to be considered, this Election Form and Letter of Transmittal, properly completed, and the related First Public Stock certificates, must be received by the Exchange Agent at one of the addresses on the front of this Election Form and Letter of Transmittal no later than 5:00 p.m., Pacific Standard Time, on November 8, 1996. The Exchange Agent will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed.

     2. Revocation or Change of Election Form and Letter of Transmittal. Any Election Form and Letter of Transmittal may be revoked or changed by written notice from the person submitting such Election Form and Letter of Transmittal to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

     3. Election Procedures/Allocation. If the elections result in an oversubscription of either the Stock Consideration or the Cash Consideration, the procedures for allocating Bancorp Common Stock and cash set forth in the Agreement and described in the Proxy Statement-Prospectus will be followed by the Exchange Agent. Thus, an election made by you may not be honored in certain circumstances. Although a First Public Stockholder may only elect to receive all cash or all Bancorp Common Stock for such holder's First Public Shares (or may make no election), because the aggregate number of shares of Bancorp Common Stock and the aggregate amount of cash to be exchanged in the Merger will be fixed under the formula and allocation procedures in the Agreement, no assurance can be given that an election by any given First Public stockholder will be honored. Thus, holders may not receive their requested form of consideration and, in some cases, may receive both cash and Bancorp Common Stock. See "THE MERGER -- Election and Allocation Procedures" in the Proxy Statement-Prospectus.

     4. No Fractional Interests. No certificate representing a fraction of a full share of Bancorp Common Stock will be issued. In lieu thereof, the Exchange Agent will remit on Bancorp's behalf cash without interest in an amount equal to the product of (i) such fraction of a share of Bancorp Common Stock, if any, to which any First Public Stockholder would otherwise be entitled and (ii) the Calculation Date Bancorp Stock Price.

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No such holder shall be entitled to dividends, voting rights or any other rights in respect to any fractional share.

     5. Guarantee of Signatures. Signatures on this Election Form and Letter of Transmittal must be guaranteed in accordance with Rule 17 Ad-15 promulgated under the Securities Exchange Act of 1934 by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an international bank, securities dealer, securities broker or other financial institution licensed to do business in its home country (an "Eligible Institution") unless (i) the Election Form and Letter of Transmittal is signed by the registered holder(s) of the First Public Shares tendered therewith and such holder(s) have not completed the "Special Issuance and Payment Instructions" above or (ii) the First Public Shares described above are delivered for the account of an Eligible Institution. IN ALL OTHER CASES ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. Public notaries cannot execute acceptable guarantees of signatures.

     6. Delivery of Election Form and Certificates. This Election Form and Letter of Transmittal, properly completed and duly executed, together with the certificate(s) representing the First Public Shares, should be delivered to the Exchange Agent at one of the addresses set forth on the front hereof.

     The method of delivery of the certificates representing the First Public Shares and all other required documents is at the election and risk of the owner; however, if the stock certificates are sent by mail, it is recommended that they be sent by certified mail, appropriately insured, with return receipt requested.

     7. Inadequate Space. If the space provided herein is inadequate, the stock certificate numbers and the numbers of First Public Shares represented thereby should be listed on additional sheets attached hereto.

     8. Signatures on Election Form, Stock Powers and Endorsements.

     (a) All signatures must correspond exactly with the name written on the face of the stock certificate(s) without alteration, variation or any change whatsoever.

     (B) IF THE STOCK CERTIFICATE(S) SURRENDERED HEREBY IS OWNED OF RECORD BY TWO OR MORE JOINT OWNERS, EACH OWNER OF RECORD MUST SIGN THIS ELECTION FORM AND LETTER OF TRANSMITTAL.

     (c) If any surrendered First Public Shares are registered in different names on several stock certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations of stock certificates.

     (d) If this Election Form is signed by a person(s) other than the registered holder(s) of the certificates listed (other than as set forth in paragraph (e) below), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the registered holder(s) appears on the certificate.

     (e) If the Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the registered stockholder, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

     9. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of the Total Consideration in any name other than that of the record holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

     10. Special Issuance and Delivery Instructions. Indicate the name and/or address of the person(s) to whom the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and sent, if different from the name and/or address of the person(s) signing this Election Form and Letter of Transmittal.

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     11. Withholding.  Each surrendering stockholder is required to provide the
Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 on the front hereof and to certify whether the stockholder is subject to backup withholding. Failure to provide the information on the form may subject the surrendering stockholder to 31% federal income tax withholding on payments made to such surrendering stockholder with respect to the First Public Shares and on future dividends paid by Bancorp. A holder must cross out item (2) in the Certification box in Part 2 of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service that such holder is currently subject to backup withholding. The box in Part 3 of the form should be checked if the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, Bancorp will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. If the owners of the First Public Shares are all exempt foreign persons, reporting to the IRS is not required. However, in order to be exempt from the reporting and backup withholding requirements, each owner of the First Public Shares must sign the Substitute Form W-8 as set forth on this Letter of Transmittal and certify, under penalties of perjury, their exempt foreign status.

     12. Certificates for Shares not Previously Submitted for the First Public 20 To 1 Stock Split. Certificates representing shares of First Public held by you which were not surrendered pursuant to the 1991 20 for 1 stock split must be attached hereto but shall then be adjusted into the corresponding number of First Public Shares after giving effect to the 20 for 1 stock split.

     13. Lost, Stolen or Destroyed Certificates. If your stock certificate(s) has been either lost, stolen or destroyed, a completed affidavit of loss must be submitted to the Exchange Agent prior to the Election Deadline in order for you to make a valid election. You are urged to contact Marina Wang at First Public (213-346-0888) immediately to receive instructions as to the steps you must take in order to effect an exchange of your shares of First Public Stock.

     14. Holders who are Nominees, Trustees or Other Representatives. Each holder of record is entitled to make an election and submit an Election Form covering all shares of First Public Stock actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other person that holds shares of First Public Stock in any capacity whatsoever on behalf of more than one person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of shares of First Public Stock held through such nominee record holders, but such elections must be made on one Election Form. Beneficial owners who are not record holders are not entitled to submit Election Forms. Persons submitting an Election Form and Letter of Transmittal on behalf of a registered stockholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 8 above.

     15. Miscellaneous. Neither Bancorp nor the Exchange Agent is under any duty to give notification of defects in any Election Form and Letter of Transmittal. Bancorp and the Exchange Agent shall not incur any liability for failure to give such notification, and each of Bancorp and the Exchange Agent has the absolute right to reject any Election Form and Letter of Transmittal not in proper form or to waive any irregularities in any Election Form and Letter of Transmittal.

     16. Information and Additional Copies. Information and additional copies of this Election Form and Letter of Transmittal may be obtained by writing to American Stock Transfer & Trust Company, __________, Attention: __________, or by telephoning toll-free __________.

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                           IMPORTANT TAX INFORMATION

     Under the Federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments of cash being made to each holder of certificates formerly representing First Public Shares pursuant to the Restated Agreement and Plan of Merger and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 or Substitute Form W-8 are not provided, a $50 penalty may be imposed by the IRS and payments made for First Public Shares or for surrender of fractional certificate(s) may be subject to backup withholding of 31%. Withholding is also required if the IRS notifies the recipient that they are subject to backup withholding as a result of a failure to report interest and dividends.

     In order to avoid backup withholding of Federal income tax resulting from a failure to provide a correct certification, a United States (U.S.) citizen or resident or other U.S. entity must, unless an exemption applies, provide the Exchange Agent with his correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 as set forth on this Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the certificate(s) (or, if a check is made payable to another person as provided in the box entitled "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS," then the TIN of such person). If the owners of First Public Shares are all exempt foreign persons, reporting to the IRS is not required. However, in order to be exempt from the reporting and backup withholding requirements, each owner of the First Public Shares must sign the Substitute Form W-8 as set forth on this Letter of Transmittal and certify, under penalties of perjury, their exempt foreign status.

     Backup withholding is not an additional Federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Please read the enclosed Guidelines for Certification of Taxpayer Status for additional important information on how to complete the Substitute Form W-9 and the Substitute Form W-8.

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